                                                                   Exhibit 10.24

SILICON VALLEY BANK

                           AMENDMENT TO LOAN DOCUMENTS
                                 (EXIM PROGRAM)

BORROWER:  ONYX SOFTWARE CORPORATION

DATE:      JANUARY 12, 2004

         THIS AMENDMENT TO LOAN DOCUMENTS (EXIM PROGRAM) is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

         The Parties agree to amend the Loan and Security Agreement (Exim Program) between them, dated May 5, 2003 (as otherwise amended, if at all, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

         1. MODIFIED ADVANCE RATE. Subclause (ii) of the Credit Limit set forth in Section 1 of the Schedule to Loan and Security Agreement (Exim Program) that currently reads as follows:

                  (ii) 80% of the amount of Borrower's Eligible Receivables (as defined in Section 8 above).

is hereby amended to read as follows:

                  (ii) 75% of the amount of Borrower's Eligible Receivables (as defined in Section 8 above).

         2. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         3. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

     SILICON VALLEY BANK                   AMENDMENT TO LOAN AGREEMENT (EXIM)


   BORROWER:                                     SILICON:

   ONYX SOFTWARE CORPORATION                     SILICON VALLEY BANK

   BY  /s/ JAMES O BECK                          BY  /s/ SHANE ANDERSON
       --------------------                         ----------------------------
         TREASURER                               TITLE PORTFOLIO MGR.

   BY  /s/ PAUL B. DAUBER
       -------------------
         SECRETARY OR ASS'T SECRETARY

                                      -2-